Exhibit 99.2
Endurance Specialty Holdings Ltd.
INVESTOR FINANCIAL SUPPLEMENT
FOURTH QUARTER 2010

Endurance Specialty Holdings Ltd.
Wellesley House, 90 Pitts Bay Rd.
Pembroke HM 08, Bermuda
Investor Relations
Phone: (441) 278-0988
Fax: (441) 278-0493
email: investorrelations@endurance.bm
This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents
Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:
Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2009.

ENDURANCE SPECIALTY HOLDINGS LTD.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•	All financial information contained herein is unaudited, except the balance sheet and income statement data for the years ended December 31, 2009 and December 31, 2008 which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares and class A shares, collectively.

•	Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	NM — Not meaningful.

i

ENDURANCE SPECIALTY HOLDINGS LTD.
CORPORATE ORGANIZATION CHART

ii

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL HIGHLIGHTS

	QUARTER ENDED		FOR THE YEAR ENDED		Previous	Previous
	DECEMBER 31,		DECEMBER 31,		Quarter	Year to Date
	2010	2009	2010	2009	Change	Change

HIGHLIGHTS
Net income	$111,228	$154,825	$364,738	$536,104	(28.2)%	(32.0)%
Net income available to common and participating common shareholders	107,353	150,950	349,238	520,604	(28.9)%	(32.9)%
Net income allocated to common shareholders	105,317	148,541	342,643	511,500	(29.1)%	(33.0)%
Operating income [a]	108,260	153,663	345,535	520,702	(29.5)%	(33.6)%
Operating income available to common and participating common shareholders [a]	104,385	149,788	330,035	505,202	(30.3)%	(34.7)%
Operating income allocated to common shareholders [a]	102,405	147,397	323,800	496,366	(30.5)%	(34.8)%
Operating cash flow	16,594	40,718	407,174	471,906	(59.2)%	(13.7)%
Gross premiums written	189,225	209,367	2,053,236	2,021,450	(9.6)%	1.6%
Net premiums written	158,115	146,442	1,763,744	1,606,050	8.0%	9.8%
Net premiums earned	449,736	393,943	1,741,113	1,633,192	14.2%	6.6%
Total assets	7,979,405	7,666,694	7,979,405	7,666,694	4.1%	4.1%
Total shareholders’ equity	2,848,153	2,787,283	2,848,153	2,787,283	2.2%	2.2%

PER SHARE AND SHARES DATA
Basic earnings per common share
Net income (as reported)	$2.22	$2.69	$6.73	$9.14	(17.5)%	(26.4)%
Operating income (as reported) [a]	$2.16	$2.67	$6.36	$8.87	(19.1)%	(28.3)%
Diluted earnings per common share
Net income (as reported)	$2.09	$2.56	$6.38	$8.69	(18.4)%	(26.6)%
Operating income (as reported) [a]	$2.04	$2.54	$6.03	$8.43	(19.7)%	(28.5)%

As Reported
Weighted average common shares outstanding	47,385	55,171	50,882	55,929	(14.1)%	(9.0)%
Weighted average common shares outstanding and dilutive potential common shares	50,303	58,052	53,728	58,874	(13.3)%	(8.7)%

Book Value Per Common Share
Book value [b]	$57.25	$47.74	$57.25	$47.74	19.9%	19.9%
Diluted book value (treasury stock method) [b]	$52.74	$44.61	$52.74	$44.61	18.2%	18.2%

FINANCIAL RATIOS
Return on average common equity (ROAE), net income [c]	4.0%	5.9%	13.3%	22.7%	(1.9)	(9.4)
ROAE, operating income [a] [c]	3.9%	5.9%	12.6%	22.0%	(2.0)	(9.4)
Return on beg. common equity (ROBE), net income [d]	3.9%	6.0%	13.5%	25.9%	(2.1)	(12.4)
ROBE, operating income [a] [d]	3.8%	6.0%	12.8%	25.2%	(2.2)	(12.4)

Annualized ROAE, net income [c]	16.0%	23.7%	13.3%	22.7%	(7.7)	(9.4)
Annualized ROAE, operating income [a] [c]	15.6%	23.5%	12.6%	22.0%	(7.9)	(9.4)
Annualized ROBE, net income [d]	15.6%	24.0%	13.5%	25.9%	(8.4)	(12.4)
Annualized ROBE, operating income [a] [d]	15.2%	24.0%	12.8%	25.2%	(8.8)	(12.4)
Annualized investment yield	3.3%	4.1%	3.3%	5.0%	(0.8)	(1.7)

GAAP
Loss ratio	54.8%	41.6%	59.6%	53.1%	13.2	6.5
Acquisition expense ratio	14.7%	18.5%	15.2%	16.4%	(3.8)	(1.2)
General and administrative expense ratio	15.1%	14.7%	13.9%	14.5%	0.4	(0.6)

Combined ratio	84.6%	74.8%	88.7%	84.0%	9.8	4.7

[a]	Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 32 for a reconciliation to net income.

[b]	For detailed calculations, please refer to page 34.

[c]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

[d]	Beginning common equity for the stated periods excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME — QUARTERLY

	QUARTERS ENDED
	DEC. 31, 2010	SEPT. 30, 2010	JUNE 30, 2010	MAR. 31, 2010	DEC. 31, 2009	DEC. 31, 2008
UNDERWRITING REVENUES
Gross premiums written	$189,225	$555,574	$489,568	$818,869	$209,367	$235,622
Premiums ceded	(31,110)	(103,690)	(38,765)	(115,927)	(62,925)	(55,527)

Net premiums written	$158,115	$451,884	$450,803	$702,942	$146,442	$180,095
Change in unearned premiums	291,621	17,909	5,592	(337,753)	247,501	251,633

Net premiums earned	$449,736	$469,793	$456,395	$365,189	$393,943	$431,728
Other underwriting income (loss)	410	322	(2,663)	295	(284)	(2,454)

Total underwriting revenues	$450,146	$470,115	$453,732	$365,484	$393,659	$429,274

UNDERWRITING EXPENSES
Losses and loss expenses	$246,424	$266,132	$292,947	$232,597	$164,005	$225,103
Acquisition expenses	66,133	67,443	66,708	63,944	72,821	79,306
General and administrative expenses	67,756	59,523	55,676	58,965	57,932	56,059

Total underwriting expenses	$380,313	$393,098	$415,331	$355,506	$294,758	$360,468

Underwriting income	$69,833	$77,017	$38,401	$9,978	$98,901	$68,806

OTHER OPERATING REVENUE
Net investment income	$56,874	$53,654	$33,351	$56,479	$59,257	$(4,594)
Interest expense	(9,053)	(9,051)	(9,050)	(7,608)	(7,541)	(7,568)
Amortization of intangibles	(2,696)	(2,588)	(2,588)	(2,588)	(2,699)	(2,762)

Total other operating revenue	$45,125	$42,015	$21,713	$46,283	$49,017	$(14,924)

INCOME BEFORE OTHER ITEMS	$114,958	$119,032	$60,114	$56,261	$147,918	$53,882
OTHER
Net foreign exchange (losses) gains	$(3,476)	$12,565	$(129)	$(5,971)	$(1,008)	$(40,741)
Net realized gains on investment sales	7,314	8,973	2,657	3,544	3,166	29,286

Total other-than-temporary impairment losses	(48)	(1,140)	(738)	(769)	(561)	(41,086)
Portion of loss recognised in other comprehensive income	(663)	(240)	(254)	(92)	(423)	—

Net impairment losses recognised in earnings [a]	(711)	(1,380)	(992)	(861)	(984)	(41,086)

Income tax (expense) benefit	(6,857)	(62)	(3,057)	2,816	5,733	15,523

NET INCOME	$111,228	$139,128	$58,593	$55,789	$154,825	$16,864
Preferred dividends	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)

NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$107,353	$135,253	$54,718	$51,914	$150,950	$12,989

KEY RATIOS/PER SHARE DATA
Loss ratio	54.8%	56.6%	64.2%	63.7%	41.6%	52.1%
Acquisition expense ratio	14.7%	14.4%	14.6%	17.5%	18.5%	18.4%
General and administrative expense ratio	15.1%	12.7%	12.2%	16.1%	14.7%	13.0%

Combined ratio	84.6%	83.7%	91.0%	97.3%	74.8%	83.5%

Basic earnings per common share	$2.22	$2.64	$1.02	$0.95	$2.69	$0.23
Diluted earnings per common share	$2.09	$2.51	$0.97	$0.91	$2.56	$0.22

ROAE, net income [b]	4.0%	5.0%	2.1%	2.0%	5.9%	0.6%

[a]	Effective April 1, 2009, the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments, which required the Company to identify whether an investment was in an unrealized loss position due to credit or non-credit related factors. Only credit related impairments are recognized in earnings.

[b]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME — YTD

	YEAR ENDED
	DEC. 31, 2010	DEC. 31, 2009	DEC. 31, 2008
UNDERWRITING REVENUES
Gross premiums written	$2,053,236	$2,021,450	$2,246,420
Premiums ceded	(289,492)	(415,400)	(462,130)

Net premiums written	$1,763,744	$1,606,050	$1,784,290
Change in unearned premiums	(22,631)	27,142	(17,805)

Net premiums earned	$1,741,113	$1,633,192	$1,766,485
Other underwriting (loss) income	(1,636)	3,914	(3,973)

Total underwriting revenues	$1,739,477	$1,637,106	$1,762,512

UNDERWRITING EXPENSES
Losses and loss expenses	$1,038,100	$866,640	$1,135,431
Acquisition expenses	264,228	267,971	299,913
General and administrative expenses	241,920	237,154	216,365

Total underwriting expenses	$1,544,248	$1,371,765	$1,651,709

Underwriting income	$195,229	$265,341	$110,803

OTHER OPERATING REVENUE
Net investment income	$200,358	$284,200	$130,176
Interest expense	(34,762)	(30,174)	(30,171)
Amortization of intangibles	(10,460)	(10,463)	(10,675)

Total other operating revenue	$155,136	$243,563	$89,330

INCOME BEFORE OTHER ITEMS	$350,365	$508,904	$200,133
OTHER
Net foreign exchange gains (losses)	$2,989	$29,740	$(53,704)
Net realized gains on investment sales	22,488	6,303	24,769

Total other-than-temporary impairment losses	(2,695)	(50,993)	(82,135)
Portion of loss recognised in other comprehensive income	(1,249)	30,742	—

Net impairment losses recognised in earnings [a]	(3,944)	(20,251)	(82,135)

Income tax (expense) benefit	(7,160)	11,408	9,561

NET INCOME	$364,738	$536,104	$98,624
Preferred dividends	(15,500)	(15,500)	(15,500)

NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$349,238	$520,604	$83,124

KEY RATIOS/PER SHARE DATA
Loss ratio	59.6%	53.1%	64.3%
Acquisition expense ratio	15.2%	16.4%	17.0%
General and administrative expense ratio	13.9%	14.5%	12.2%

Combined ratio	88.7%	84.0%	93.5%

Basic earnings per common share	$6.73	$9.14	$1.41
Diluted earnings per common share	$6.38	$8.69	$1.31

ROAE, net income [b]	13.3%	22.7%	3.8%

[a]	Effective April 1, 2009, the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments, which required the Company to identify whether an investment was in an unrealized loss position due to credit or non-credit related factors. Only credit related impairments are recognized in earnings.

[b]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED BALANCE SHEETS

	DEC. 31, 2010	SEPT. 30, 2010	JUNE 30, 2010	MAR. 31, 2010	DEC. 31, 2009
ASSETS
Cash and cash equivalents	$609,852	$600,227	$690,761	$668,049	$528,944
Fixed maturity investments available for sale, at fair value	5,116,702	5,063,873	4,908,774	4,793,451	4,548,618
Short term investments available for sale, at fair value	70,444	326,846	272,706	389,937	534,678
Preferred equity securities available for sale, at fair value	13,565	12,773	11,952	12,329	11,023
Other investments	376,652	360,629	346,938	368,035	351,352
Premiums receivable, net	827,609	1,039,689	1,086,818	935,244	565,348
Deferred acquisition costs	154,484	192,194	175,479	163,639	146,979
Securities lending collateral	59,886	127,680	281,391	128,299	66,913
Prepaid reinsurance premiums	107,977	160,070	143,438	179,603	120,941
Losses recoverable	319,349	324,757	247,888	246,583	467,664
Accrued investment income	32,934	32,315	30,880	28,746	30,367
Goodwill and intangible assets	181,954	184,543	186,657	189,246	191,450
Deferred tax assets	33,684	29,130	25,941	30,502	17,252
Receivable on pending investment sales	602	372	1,935	8,859	632
Other assets	73,711	80,139	78,880	54,031	84,533

TOTAL ASSETS	$7,979,405	$8,535,237	$8,490,438	$8,196,553	$7,666,694

LIABILITIES
Reserve for losses and loss expenses	$3,319,927	$3,401,312	$3,274,637	$3,138,905	$3,157,026
Reserve for unearned premiums	842,154	1,186,001	1,186,857	1,228,559	832,561
Deposit liabilities	32,505	36,952	39,641	39,729	42,638
Reinsurance balances payable	228,860	209,651	209,533	153,174	220,435
Securities lending payable	59,886	127,681	281,391	128,265	66,968
Debt	528,411	528,425	528,363	528,357	447,664
Payable on pending investment purchases	—	17,042	39,906	79,245	25
Other liabilities	119,509	108,488	86,005	79,232	112,094

TOTAL LIABILITIES	$5,131,252	$5,615,552	$5,646,333	$5,375,466	$4,879,411

SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000
Common shares	47,218	49,685	52,664	54,230	55,116
Additional paid-in capital	613,915	715,834	822,572	882,684	929,577
Accumulated other comprehensive income	138,571	201,172	138,605	95,413	52,148
Retained earnings	2,040,449	1,944,994	1,822,264	1,780,760	1,742,442

TOTAL SHAREHOLDERS’ EQUITY	$2,848,153	$2,919,685	$2,844,105	$2,821,087	$2,787,283

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$7,979,405	$8,535,237	$8,490,438	$8,196,553	$7,666,694

Book value per common share	$57.25	$55.83	$51.17	$49.44	$47.74
Diluted book value per common share (treasury stock method)	$52.74	$51.83	$47.78	$45.89	$44.61

RATIOS
Debt-to-capital	15.6%	15.3%	15.7%	15.8%	13.8%

ENDURANCE SPECIALTY HOLDINGS LTD.
The above chart represents a cumulative analysis of our in-force underwriting portfolio on a full year basis based on thousands of potential scenarios. Loss years are driven largely by the occurrence of natural catastrophes and incorrect pricing of other property and casualty exposures. The operating income depicted includes net premiums earned plus net investment income, less acquisition expenses and G&A expenses. The operating income depicted excludes the effects of income tax (expenses) benefits, amortization of intangibles and interest expense. Forecasted investment income, acquisition and G&A expenses are held constant across all scenarios. Losses included above are net of reinsurance. Our stated objective is to maintain a risk management tolerance that limits our loss in a 1-in-100 year to no more than 25% of our shareholders’ equity.
Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2009.

ENDURANCE SPECIALTY HOLDINGS LTD.
Annual Operating Income Profile Comparison

				Change from Jan. 1, 2010 - Dec. 31, 2010 to		Change from Jul. 1, 2010 - June 30, 2011 to
				Jan. 1, 2011 - Dec. 31, 2011		Jan. 1, 2011 - Dec. 31, 2011
	Jan. 1, 2010 -	Jul. 1, 2010 -	Jan. 1, 2011 -	$	$	$	$
(in millions)	Dec. 31, 2010	June 30, 2011	Dec. 31, 2011	Change	Change	Change	Change

Median Result	$339	$373	$322	$(17)	(5.0%)	$(51)	(13.7%)
Average Result	286	320	268	(18)	(6.3%)	(52)	(16.3%)

1 in 10 year annual gain	(34)	8	(36)	(2)	5.9%	(44)	(550.0%)
1 in 25 year annual loss	(234)	(197)	(261)	(27)	11.5%	(64)	32.5%
1 in 50 year annual loss	(385)	(366)	(427)	(42)	10.9%	(61)	16.7%
1 in 100 year annual loss	(562)	(545)	(600)	(38)	6.8%	(55)	10.1%
1 in 250 year annual loss	(801)	(785)	(849)	(48)	6.0%	(64)	8.2%
1 in 500 year annual loss	(940)	(978)	(1,038)	(98)	10.4%	(60)	6.1%
Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2009.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT DISTRIBUTION
FOR THE YEAR ENDED DECEMBER 31, 2010
Net Premiums Written = $1.764 billion

[a]	Other specialty includes the agriculture line in the Insurance segment and aerospace and marine and surety and other specialty lines in the Reinsurance segment.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE QUARTER ENDED DEC. 31, 2010

	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$112,664	$76,561	$189,225

Net premiums written	$81,643	$76,472	$158,115

Net premiums earned	$205,528	$244,208	$449,736
Other underwriting income	4	406	410

Total underwriting revenues	$205,532	$244,614	$450,146

UNDERWRITING EXPENSES
Losses and loss expenses	$129,168	$117,256	$246,424
Acquisition expenses	12,220	53,913	66,133
General and administrative expenses	36,812	30,944	67,756

Total expenses	$178,200	$202,113	$380,313

UNDERWRITING INCOME	$27,332	$42,501	$69,833

GAAP RATIOS
Loss ratio	62.9%	48.0%	54.8%
Acquisition expense ratio	5.9%	22.1%	14.7%
General and administrative expense ratio	17.9%	12.7%	15.1%

Combined ratio AS REPORTED	86.7%	82.8%	84.6%

Effect of favorable prior accident year reserve development	5.6%	4.9%	5.2%

Combined ratio net of prior accident year reserve development	92.3%	87.7%	89.8%

ENDURANCE SPECIALTY HOLDINGS LTD.
INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	DEC. 31, 2010	SEPT. 30, 2010	JUNE 30, 2010	MAR. 31, 2010	DEC. 31, 2009	DEC. 31, 2008
UNDERWRITING REVENUES
Gross premiums written	$112,664	$303,561	$231,626	$464,341	$150,471	$196,323

Net premiums written	$81,643	$204,293	$194,987	$348,941	$88,432	$141,466

Net premiums earned	$205,528	$242,766	$227,858	$145,676	$191,151	$236,726
Other underwriting income (loss)	4	473	—	(2)	89	—

Total underwriting revenues	$205,532	$243,239	$227,858	$145,674	$191,240	$236,726

UNDERWRITING EXPENSES
Losses and loss expenses	$129,168	$172,015	$170,773	$86,084	$119,297	$168,137
Acquisition expenses	12,220	17,356	16,554	17,426	18,619	27,601
General and administrative expenses	36,812	29,256	27,146	30,121	28,813	25,904

Total expenses	$178,200	$218,627	$214,473	$133,631	$166,729	$221,642

UNDERWRITING INCOME	$27,332	$24,612	$13,385	$12,043	$24,511	$15,084

GAAP RATIOS
Loss ratio	62.9%	70.9%	74.9%	59.0%	62.4%	71.0%
Acquisition expense ratio	5.9%	7.1%	7.3%	12.0%	9.7%	11.7%
General and administrative expense ratio	17.9%	12.1%	11.9%	20.7%	15.1%	10.9%

Combined ratio AS REPORTED	86.7%	90.1%	94.1%	91.7%	87.2%	93.6%

Effect of favorable prior accident year reserve development	5.6%	3.9%	3.6%	12.1%	11.2%	10.3%

Combined ratio net of prior accident year reserve development	92.3%	94.0%	97.7%	103.8%	98.4%	103.9%

ENDURANCE SPECIALTY HOLDINGS LTD.
REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	DEC. 31, 2010	SEPT. 30, 2010	JUNE 30, 2010	MAR. 31, 2010	DEC. 31, 2009	DEC. 31, 2008
UNDERWRITING REVENUES
Gross premiums written	$76,561	$252,013	$257,942	$354,528	$58,896	$39,299

Net premiums written	$76,472	$247,591	$255,816	$354,001	$58,010	$38,629

Net premiums earned	$244,208	$227,027	$228,537	$219,513	$202,792	$195,002
Other underwriting income (loss)	406	(151)	(2,663)	297	(373)	(2,454)

Total underwriting revenues	$244,614	$226,876	$225,874	$219,810	$202,419	$192,548

UNDERWRITING EXPENSES
Losses and loss expenses	$117,256	$94,117	$122,174	$146,513	$44,708	$56,966
Acquisition expenses	53,913	50,087	50,154	46,518	54,202	51,705
General and administrative expenses	30,944	30,267	28,530	28,844	29,119	30,155

Total expenses	$202,113	$174,471	$200,858	$221,875	$128,029	$138,826

UNDERWRITING INCOME (LOSS)	$42,501	$52,405	$25,016	$(2,065)	$74,390	$53,722

GAAP RATIOS
Loss ratio	48.0%	41.5%	53.5%	66.8%	22.0%	29.2%
Acquisition expense ratio	22.1%	22.1%	21.9%	21.2%	26.7%	26.5%
General and administrative expense ratio	12.7%	13.3%	12.5%	13.1%	14.4%	15.5%

Combined ratio AS REPORTED	82.8%	76.9%	87.9%	101.1%	63.1%	71.2%

Effect of favorable prior accident year reserve development	4.9%	11.3%	9.4%	9.5%	9.7%	8.5%

Combined ratio net of prior accident year reserve development	87.7%	88.2%	97.3%	110.6%	72.8%	79.7%

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	DEC. 31, 2010	SEPT. 30, 2010	JUNE 30, 2010	MAR. 31, 2010	DEC. 31, 2009	DEC. 31, 2008
INSURANCE SEGMENT
Agriculture	$6,930	$156,162	$54,170	$350,199	$33,430	$30,126
Professional lines	36,690	43,381	56,567	33,508	49,915	49,640
Casualty	37,377	40,538	55,406	34,228	31,680	27,810
Property	22,134	30,295	43,158	26,523	26,479	40,291
Healthcare liability	10,811	34,024	22,442	20,316	9,650	10,704
Workers’ compensation	(1,278)	(839)	(117)	(433)	(683)	37,752

TOTAL INSURANCE	$112,664	$303,561	$231,626	$464,341	$150,471	$196,323

REINSURANCE SEGMENT
Catastrophe	$17,896	$45,513	$123,808	$122,669	$13,939	$13,986
Casualty	47,970	81,167	56,919	107,974	34,543	2,445
Property	8,628	111,395	39,999	64,522	9,710	10,352
Aerospace and Marine	2,380	4,184	24,131	18,066	1,716	9,920
Surety and other specialty	(313)	9,754	13,085	41,297	(1,012)	2,596

TOTAL REINSURANCE	$76,561	$252,013	$257,942	$354,528	$58,896	$39,299

REPORTED TOTALS	$189,225	$555,574	$489,568	$818,869	$209,367	$235,622

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	DEC. 31, 2010	SEPT. 30, 2010	JUNE 30, 2010	MAR. 31, 2010	DEC. 31, 2009	DEC. 31, 2008
INSURANCE SEGMENT
Agriculture	$2,372	$89,119	$45,169	$268,107	$697	$4,947
Professional lines	33,171	38,522	49,422	27,602	44,456	43,169
Casualty	25,536	23,700	37,527	21,038	19,875	18,403
Property	11,895	21,366	40,950	14,088	14,932	25,467
Healthcare liability	9,946	32,393	22,031	18,523	9,129	10,704
Workers’ compensation	(1,277)	(807)	(112)	(417)	(657)	38,776

TOTAL INSURANCE	$81,643	$204,293	$194,987	$348,941	$88,432	$141,466

REINSURANCE SEGMENT
Catastrophe	$17,896	$41,154	$123,808	$122,759	$12,753	$13,986
Casualty	47,965	81,163	56,831	107,263	34,537	2,251
Property	8,628	111,395	39,999	64,522	9,710	10,351
Aerospace and Marine	2,380	4,184	22,101	18,031	1,721	9,608
Surety and other specialty	(397)	9,695	13,077	41,426	(711)	2,433

TOTAL REINSURANCE	$76,472	$247,591	$255,816	$354,001	$58,010	$38,629

REPORTED TOTALS	$158,115	$451,884	$450,803	$702,942	$146,442	$180,095

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	DEC. 31, 2010	SEPT. 30, 2010	JUNE 30, 2010	MAR. 31, 2010	DEC. 31, 2009	DEC. 31, 2008
INSURANCE SEGMENT
Agriculture	$100,177	$134,864	$115,990	$46,612	$81,065	$88,951
Professional lines	37,167	38,085	39,626	39,606	39,948	26,672
Casualty	28,415	25,682	26,315	24,658	23,525	21,992
Property	20,362	24,000	26,153	15,793	16,929	22,431
Healthcare liability	20,684	20,942	19,886	19,588	19,943	20,087
Workers’ compensation	(1,277)	(807)	(112)	(581)	9,741	56,593

TOTAL INSURANCE	$205,528	$242,766	$227,858	$145,676	$191,151	$236,726

REINSURANCE SEGMENT
Catastrophe	$79,617	$74,675	$79,528	$81,888	$75,937	$69,012
Casualty	74,702	71,844	64,906	61,516	55,805	40,974
Property	64,229	56,975	56,646	49,432	46,829	48,444
Aerospace and Marine	11,312	8,602	12,751	12,253	11,155	21,717
Surety and other specialty	14,348	14,931	14,706	14,424	13,066	14,855

TOTAL REINSURANCE	$244,208	$227,027	$228,537	$219,513	$202,792	$195,002

REPORTED TOTALS	$449,736	$469,793	$456,395	$365,189	$393,943	$431,728

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE YEAR ENDED DEC. 31, 2010

			Reported
	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$1,112,192	$941,044	$2,053,236

Net premiums written	$829,864	$933,880	$1,763,744

Net premiums earned	$821,828	$919,285	$1,741,113
Other underwriting income (loss)	475	(2,111)	(1,636)

Total underwriting revenues	$822,303	$917,174	$1,739,477

UNDERWRITING EXPENSES
Losses and loss expenses	$558,040	$480,060	$1,038,100
Acquisition expenses	63,556	200,672	264,228
General and administrative expenses	123,335	118,585	241,920

Total expenses	$744,931	$799,317	$1,544,248

UNDERWRITING INCOME	$77,372	$117,857	$195,229

GAAP RATIOS
Loss ratio	67.9%	52.2%	59.6%
Acquisition expense ratio	7.7%	21.8%	15.2%
General and administrative expense ratio	15.0%	12.9%	13.9%

Combined ratio AS REPORTED	90.6%	86.9%	88.7%

Effect of favorable prior accident year reserve development	5.7%	8.7%	7.3%

Combined ratio net of prior accident year reserve development	96.3%	95.6%	96.0%

ENDURANCE SPECIALTY HOLDINGS LTD.
INSURANCE SEGMENT DATA

	FOR THE YEARS ENDED
	DEC. 31, 2010	DEC. 31, 2009	DEC. 31, 2008
UNDERWRITING REVENUES
Gross premiums written	$1,112,192	$1,152,150	$1,426,366

Net premiums written	$829,864	$740,310	$980,598

Net premiums earned	$821,828	$823,703	$920,389
Other underwriting income	475	3,533	—

Total underwriting revenues	$822,303	$827,236	$920,389

UNDERWRITING EXPENSES
Losses and loss expenses	$558,040	$553,008	$681,735
Acquisition expenses	63,556	84,724	103,783
General and administrative expenses	123,335	119,766	103,211

Total expenses	$744,931	$757,498	$888,729

UNDERWRITING INCOME	$77,372	$69,738	$31,660

GAAP RATIOS
Loss ratio	67.9%	67.1%	74.1%
Acquisition expense ratio	7.7%	10.3%	11.3%
General and administrative expense ratio	15.0%	14.6%	11.2%

Combined ratio AS REPORTED	90.6%	92.0%	96.6%

Effect of favorable prior accident year reserve development	5.7%	11.2%	7.7%

Combined ratio net of prior accident year reserve development	96.3%	103.2%	104.3%

ENDURANCE SPECIALTY HOLDINGS LTD.
REINSURANCE SEGMENT DATA

	FOR THE YEARS ENDED
	DEC. 31, 2010	DEC. 31, 2009	DEC. 31, 2008
UNDERWRITING REVENUES
Gross premiums written	$941,044	$869,300	$820,054

Net premiums written	$933,880	$865,740	$803,692

Net premiums earned	$919,285	$809,489	$846,096
Other underwriting (loss) income	(2,111)	381	(3,973)

Total underwriting revenues	$917,174	$809,870	$842,123

UNDERWRITING EXPENSES
Losses and loss expenses	$480,060	$313,632	$453,696
Acquisition expenses	200,672	183,247	196,130
General and administrative expenses	118,585	117,388	113,154

Total expenses	$799,317	$614,267	$762,980

UNDERWRITING INCOME	$117,857	$195,603	$79,143

GAAP RATIOS
Loss ratio	52.2%	38.8%	53.6%
Acquisition expense ratio	21.8%	22.6%	23.2%
General and administrative expense ratio	12.9%	14.5%	13.4%

Combined ratio AS REPORTED	86.9%	75.9%	90.2%

Effect of favorable prior accident year reserve development	8.7%	7.3%	10.1%

Combined ratio net of prior accident year reserve development	95.6%	83.2%	100.3%

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE YEARS ENDED
	DEC. 31, 2010	DEC. 31, 2009	DEC. 31, 2008
INSURANCE SEGMENT
Agriculture	$567,461	$572,096	$690,318
Professional lines	170,146	193,799	142,253
Casualty	167,549	152,580	120,867
Property	122,110	124,621	159,408
Healthcare liability	87,593	82,955	80,692
Workers’ compensation	(2,667)	26,099	232,828

TOTAL INSURANCE	$1,112,192	$1,152,150	$1,426,366

REINSURANCE SEGMENT
Catastrophe	$309,886	$303,404	$315,262
Casualty	294,030	255,142	161,583
Property	224,544	215,085	192,652
Aerospace and Marine	48,761	44,696	80,521
Surety and other specialty	63,823	50,973	70,036

TOTAL REINSURANCE	$941,044	$869,300	$820,054

REPORTED TOTALS	$2,053,236	$2,021,450	$2,246,420

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE YEARS ENDED
	DEC. 31, 2010	DEC. 31, 2009	DEC. 31, 2008
INSURANCE SEGMENT
Agriculture	$404,767	$324,480	$380,699
Professional lines	148,717	167,091	119,427
Casualty	107,801	91,071	86,610
Property	88,299	68,011	98,012
Healthcare liability	82,893	78,284	80,002
Workers’ compensation	(2,613)	11,373	215,848

TOTAL INSURANCE	$829,864	$740,310	$980,598

REINSURANCE SEGMENT
Catastrophe	$305,617	$302,218	$302,070
Casualty	293,222	254,897	162,617
Property	224,544	215,085	192,625
Aerospace and Marine	46,696	42,563	76,991
Surety and other specialty	63,801	50,977	69,389

TOTAL REINSURANCE	$933,880	$865,740	$803,692

REPORTED TOTALS	$1,763,744	$1,606,050	$1,784,290

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE YEARS ENDED
	DEC. 31, 2010	DEC. 31, 2009	DEC. 31, 2008
INSURANCE SEGMENT
Agriculture	$397,643	$331,960	$343,909
Professional lines	154,484	152,547	85,781
Casualty	105,070	89,340	86,252
Property	86,308	76,245	75,584
Healthcare liability	81,100	80,219	86,423
Workers’ compensation	(2,777)	93,392	242,440

TOTAL INSURANCE	$821,828	$823,703	$920,389

REINSURANCE SEGMENT
Catastrophe	$315,708	$296,982	$299,459
Casualty	272,968	208,865	182,258
Property	227,282	198,606	199,704
Aerospace and Marine	44,918	49,088	84,822
Surety and other specialty	58,409	55,948	79,853

TOTAL REINSURANCE	$919,285	$809,489	$846,096

REPORTED TOTALS	$1,741,113	$1,633,192	$1,766,485

ENDURANCE SPECIALTY HOLDINGS LTD.
RETURN ON EQUITY ANALYSIS

	FOR THE YEAR
	ENDED DEC. 31, 2010

Average common equity [a]	$2,617,718

Net premiums earned	$1,741,113
Combined ratio	88.7%
Operating margin	11.3%
Premium leverage	0.67	x

Implied ROAE from underwriting activity	7.6%

Average cash and invested assets at amortized cost	$5,997,489
Investment leverage	2.29	x
Year to date investment income yield, pretax	3.3%

Implied ROAE from investment activity	7.6%

Financing Costs [b]	(1.9)%

Implied Pre-tax Operating ROAE, for period [c]	13.3%

[a]
Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated period, which excludes the $200 million liquidation value of the preferred shares.

[b]	Financing costs include interest expense and preferred dividends.

[c]
Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity — underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting, financing and investment activites and the tax-effected impact of amortization expense.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANNUALIZED PREMIUM & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED								YEARS ENDED DECEMBER 31,
	DEC. 31, 2010		SEPT. 30, 2010		JUNE 30, 2010		MAR. 31, 2010		2010		2009

Average common equity [a]	$2,683,919		$2,681,895		$2,632,596		$2,604,185		$2,617,718		$2,297,283

Net premiums earned	$449,736		$469,793		$456,395		$365,189		$1,741,113		$1,633,192

Premium leverage	0.17	x	0.18	x	0.17	x	0.14	x	0.67	x	0.71	x

Annualized premium leverage	0.68	x	0.72	x	0.68	x	0.56	x	0.67	x	0.71	x

Average cash and invested assets at amortized cost	$6,107,765		$6,107,817		$6,064,800		$6,004,232		$5,997,489		$5,716,443

Investment leverage	2.28	x	2.28	x	2.30	x	2.31	x	2.29	x	2.49	x

[a]
Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods and excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
INVESTMENT PORTFOLIO
AS OF DECEMBER 31, 2010 AND 2009

	December 31, 2010		December 31, 2009
Type of Investment	Fair Value	Percentage	Fair Value	Percentage
Cash and equivalents [a]	$610,454	9.9%	$529,551	8.9%
Short-term investments	70,444	1.1%	534,678	8.9%
U.S. government and government agencies notes	1,010,819	16.3%	774,996	13.0%
Government and agency guaranteed corporates	671,150	10.8%	913,569	15.3%
U.S. government agency residential mortgage-backed securities	883,948	14.3%	923,422	15.5%
U.S. government agency commercial mortgage-backed securities	22,889	0.4%	32,851	0.5%
Municipals	29,979	0.5%	89,644	1.5%
Foreign government	140,461	2.3%	146,271	2.4%
Corporate securities	1,232,511	19.9%	603,738	10.1%
Non-agency residential mortgage-backed securities	246,410	4.0%	256,748	4.3%
Non-agency commercial mortgage-backed securities	604,820	9.8%	529,911	8.9%
Asset-backed securities	273,715	4.4%	277,468	4.6%
Preferred equity securities	13,565	0.2%	11,023	0.2%
Other investments [b]	376,652	6.1%	351,352	5.9%

Total	$6,187,817	100.0%	$5,975,222	100.0%

Ratings [e]	Fair Value	Percentage	Fair Value	Percentage
U.S. government and government agencies notes	$1,010,819	18.1%	$774,996	14.2%
AAA/Aaa	2,639,682	47.4%	3,388,723	62.2%
AA/Aa	470,533	8.4%	219,746	4.0%
A/A	802,142	14.4%	473,779	8.7%
BBB	50,733	0.9%	46,646	0.9%
Below BBB	221,848	4.0%	189,188	3.5%
Not Rated	4,954	0.1%	1,241	—
Other investments [b]	376,652	6.7%	351,352	6.5%

Total	$5,577,363	100.0%	$5,445,671	100.0%

	December 31,	December 31,
Performance	2010	2009
Yield [c]	3.3%	5.0%
Duration in years [d]	2.39	2.30

	Year Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Investment Income	Dec. 31, 2010	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010
Cash and fixed income securities	$160,076	$40,425	$39,839	$40,302	$39,510
Other Investments	40,282	16,449	13,815	(6,951)	16,969

Total net investment income	$200,358	$56,874	$53,654	$33,351	$56,479

Note:	[a]	Cash and equivalents, including operating cash, are shown net of investments pending settlement.

	[b]	Other investments includes investments in alternative and high yield bank loan funds.

	[c]	Annualized earned yield for the twelve months ending 12/31/10 and twelve months ending 12/31/09 excludes realized and unrealized gains and losses on fixed maturity investments.

	[d]	Duration excludes other investments and operating cash.

	[e]	Excludes cash and equivalents.

ENDURANCE SPECIALTY HOLDINGS LTD.
STRUCTURED SECURITIES DETAIL
AS OF DEC. 31, 2010

			Percentage of
Securitized (RMBS, CMBS, ABS and CDO) securities ratings	Fair Value	Percentage	Investment Portfolio
U.S. Government and agencies	$906,837	44.6%	14.7%
AAA/Aaa	781,017	38.5%	12.6%
AA/Aa	60,852	3.0%	1.0%
A/A	72,980	3.6%	1.2%
BBB	45,436	2.2%	0.7%
Below BBB	162,471	8.0%	2.6%
Not Rated	2,189	0.1%	—

Total	$2,031,782	100.0%	32.8%

			Percentage of
Structured securities sectors (RMBS, CMBS, ABS and CDO)	Fair Value	Percentage	Investment Portfolio
Commercial
Agency	$22,889	1.1%	0.4%
Non Agency	626,347	30.8%	10.1%
Residential
Agency	885,508	43.6%	14.2%
Non Agency	247,078	12.2%	4.0%
Consumer
Agency	4,505	0.2%	0.1%
Non Agency	245,455	12.1%	4.0%

Total	$2,031,782	100.0%	32.8%

Spread Duration 3.33 years

			Percentage of
Commercial real estate collateralized debt obligations ( CRE CDO’s)	Fair Value	Percentage	Investment Portfolio
AAA/Aaa	$1,826	13.9%	—
AA/Aa	3,124	23.9%	0.1%
A/A	4,650	35.5%	0.1%
BBB	1,488	11.4%	—
Below BBB	2,007	15.3%	—

Total	$13,095	100.0%	0.2%

Spread Duration 2.06 years

ENDURANCE SPECIALTY HOLDINGS LTD.
LARGEST TWENTY-FIVE CORPORATE HOLDINGS
AS OF DEC. 31, 2010

	December 31, 2010
	Amortized		Unrealized	Credit
ISSUER (1) (2) (4)	Cost	Fair Value	Gain (Loss)	Quality (3)

NOVARTIS AG	$44,626	$45,870	$1,244	AA-
VERIZON COMMUNICATIONS INC.	41,574	43,504	1,930	A-
JPMORGAN CHASE & CO	40,466	40,786	320	A+
CREDIT SUISSE GROUP AG	37,113	38,012	898	A+
WAL-MART STORES INC	33,270	33,591	321	AA
METLIFE INC	32,529	32,997	467	A
US BANCORP	29,811	29,787	(23)	A+
ROYAL DUTCH SHELL PLC	28,644	28,929	286	AA
AT&T INC	25,906	26,801	895	A-
MORGAN STANLEY	25,613	26,025	412	A
HSBC HOLDINGS PLC	24,641	25,681	1,040	AA-
BANK OF NEW YORK MELLON CORP/T	23,321	23,678	357	AA-
ORACLE CORPORATION	21,799	23,128	1,328	A
BANK OF NOVA SCOTIA	21,922	22,300	378	AA-
WESTPAC BANKING CORP	21,543	21,705	162	AA
NEW YORK LIFE INSURANCE COMPANY	20,068	20,309	241	AAA
RABOBANK NEDERLAND	16,655	18,623	1,968	AA+
EDISON INTERNATIONAL INC	17,522	17,862	341	A
OCCIDENTAL PETROLEUM CORPORATION	16,914	17,067	153	A
PEPSICO INC	14,921	16,403	1,482	A
COCA-COLA COMPANY (THE)	16,423	16,073	(350)	A+
CANADIAN IMPERIAL BANK OF COMMERCE	15,809	15,677	(131)	A+
ABBOTT LABORATORIES	15,236	15,450	214	AA
UNITED PARCEL SERVICE INC	14,777	14,857	80	AA-
MASSMUTUAL FINANCIAL GROUP	14,212	14,725	512	AA+

(1)	Corporate issuers exclude government-backed, government-sponsored enterprises, covered bonds and cash and cash equivalents.

(2)	Credit exposures represent only direct exposure to fixed maturities and short term investments of the parent issuer and its major subsidiaries.

(3)	Represents weighted average credit quality of underlying issues.

(4)	Includes preferred equity securities.

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	THREE MONTHS ENDED DEC. 31, 2010			YEAR ENDED DEC. 31, 2010
	GROSS	RECOVERIES	NET	GROSS	RECOVERIES	NET
Reserve for losses and loss expenses
Balance, beginning of period	3,401,312	(324,757)	3,076,555	3,157,026	(467,664)	2,689,362

Incurred related to:
Current year	305,564	(35,544)	270,020	1,340,083	(175,181)	1,164,902
Prior years	(41,372)	17,776	(23,596)	(163,065)	36,263	(126,802)

Total Incurred	264,192	(17,768)	246,424	1,177,018	(138,918)	1,038,100

Paid related to:
Current year	(190,559)	200	(190,359)	(313,026)	13,466	(299,560)
Prior years	(157,380)	23,091	(134,289)	(691,348)	273,652	(417,696)

Total Paid	(347,939)	23,291	(324,648)	(1,004,374)	287,118	(717,256)

Foreign currency translation	2,362	(115)	2,247	(9,743)	115	(9,628)

Balance, end of period	$3,319,927	$(319,349)	$3,000,578	$3,319,927	$(319,349)	$3,000,578

ENDURANCE SPECIALTY HOLDINGS LTD.
PRIOR YEAR RESERVE DEVELOPMENT BY SEGMENT
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2010

			Total
	Insurance	Reinsurance	Company

Incurred related to prior years

Quarter ended March 31, 2010	$(17,679)	$(20,915)	$(38,594)
Quarter ended June 30, 2010	(8,099)	(21,379)	(29,478)
Quarter ended September 30, 2010	(9,568)	(25,566)	(35,134)
Quarter ended December 31, 2010	(11,525)	(12,071)	(23,596)

Year ended December 31, 2010	$(46,871)	$(79,931)	$(126,802)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2009

			Total
	Insurance	Reinsurance	Company

Incurred related to prior years

Quarter ended March 31, 2009	$(36,798)	$(2,520)	$(39,318)
Quarter ended June 30, 2009	(19,842)	(16,132)	(35,974)
Quarter ended September 30, 2009	(13,952)	(20,449)	(34,401)
Quarter ended December 31, 2009	(21,486)	(19,710)	(41,196)

Year ended December 31, 2009	$(92,078)	$(58,811)	$(150,889)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2008

			Total
	Insurance	Reinsurance	Company

Incurred related to prior years

Quarter ended March 31, 2008	$(3,743)	$(37,211)	$(40,954)
Quarter ended June 30, 2008	(25,583)	(30,599)	(56,182)
Quarter ended September 30, 2008	(17,242)	(1,202)	(18,444)
Quarter ended December 31, 2008	(24,430)	(16,530)	(40,960)

Year ended December 31, 2008	$(70,998)	$(85,542)	$(156,540)

ENDURANCE SPECIALTY HOLDINGS LTD.
PRIOR YEAR RESERVE DEVELOPMENT BY DEVELOPMENT TAIL
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

	FOR THE QUARTERS ENDED				FOR THE YEAR ENDED
	DEC. 31, 2010	SEPT. 30, 2010	JUNE 30, 2010	MAR. 31, 2010	DEC. 31, 2010	DEC. 31, 2009
INSURANCE SEGMENT
Short tail[a]	$(4,445)	$(5,359)	$(5,632)	$(5,913)	$(21,349)	$(26,485)
Long tail[b]	(7,075)	(3,480)	347	(1,441)	(11,649)	(51,349)
Other[c]	(5)	(729)	(2,814)	(10,325)	(13,873)	(14,244)

TOTAL INSURANCE	(11,525)	(9,568)	(8,099)	(17,679)	(46,871)	(92,078)

REINSURANCE SEGMENT
Short tail[a]	(8,606)	(17,666)	(18,108)	(19,546)	(63,926)	(40,001)
Long tail[b]	(3,414)	(6,010)	(3,848)	1,376	(11,896)	(1,806)
Other[c]	(51)	(1,890)	577	(2,745)	(4,109)	(17,004)

TOTAL REINSURANCE	(12,071)	(25,566)	(21,379)	(20,915)	(79,931)	(58,811)

REPORTED TOTALS	$(23,596)	$(35,134)	$(29,478)	$(38,594)	$(126,802)	$(150,889)

[a]
Short tail business is that for which development typically emerges within a period of several quarters. The Company’s short tail line of business in the Insurance segment includes its property line of business. The Company’s short tail lines in its Reinsurance segment include property, catastrophe, aerospace and marine and surety.

[b]
Long tail business is that for which development emerges over many years. The Company’s long tail lines of business in the Insurance segment includes casualty, healthcare liability, workers’ compensation and professional lines. The Company’s long tail line of business in the Reinsurance segment includes casualty.

[c]
The Company writes certain specialty lines of business for which the loss emergence is considered to be unique in nature and thus, has been included as other. The Company’s other lines of business included in the Insurance segment is agriculture and in the Reinsurance segment is other specialty.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

	Insurance				Reinsurance				Reported
	Short Tail	Long Tail	Other	Total	Short Tail	Long Tail	Other	Total	Totals
AT DEC. 31, 2010
Case reserves	$14,730	$325,750	$116,687	$457,167	$318,922	$247,053	$3,207	$569,182	$1,026,349
Total reserves	$45,330	$1,493,398	$190,865	$1,729,593	$650,921	$877,019	$62,394	$1,590,334	$3,319,927

Case reserves / Total reserves	32.5%	21.8%	61.1%	26.4%	49.0%	28.2%	5.1%	35.8%	30.9%

IBNR / Total reserves	67.5%	78.2%	38.9%	73.6%	51.0%	71.8%	94.9%	64.2%	69.1%

AT SEPT. 30, 2010
Case reserves	$15,019	$378,887	$205,079	$598,985	$318,546	$240,800	$4,936	$564,282	$1,163,267
Total reserves	$48,572	$1,545,195	$233,189	$1,826,956	$659,724	$857,242	$57,390	$1,574,356	$3,401,312

Case reserves / Total reserves	30.9%	24.5%	87.9%	32.8%	48.3%	28.1%	8.6%	35.8%	34.2%

IBNR / Total reserves	69.1%	75.5%	12.1%	67.2%	51.7%	71.9%	91.4%	64.2%	65.8%

AT JUNE 30, 2010
Case reserves	$21,529	$305,802	$164,639	$491,970	$319,094	$243,640	$4,323	$567,057	$1,059,027
Total reserves	$48,703	$1,480,283	$182,932	$1,711,918	$667,755	$839,981	$54,983	$1,562,719	$3,274,637

Case reserves / Total reserves	44.2%	20.7%	90.0%	28.7%	47.8%	29.0%	7.9%	36.3%	32.3%

IBNR / Total reserves	55.8%	79.3%	10.0%	71.3%	52.2%	71.0%	92.1%	63.7%	67.7%

AT MAR. 31, 2010
Case reserves	$24,754	$284,110	$57,347	$366,211	$333,455	$240,149	$7,693	$581,297	$947,508
Total reserves	$54,630	$1,428,991	$118,019	$1,601,640	$652,179	$821,814	$63,272	$1,537,265	$3,138,905

Case reserves / Total reserves	45.3%	19.9%	48.6%	22.9%	51.1%	29.2%	12.2%	37.8%	30.2%

IBNR / Total reserves	54.7%	80.1%	51.4%	77.1%	48.9%	70.8%	87.8%	62.2%	69.8%

AT DEC. 31, 2009
Case reserves	$30,371	$277,148	$182,838	$490,357	$338,161	$256,668	$7,759	$602,588	$1,092,945
Total reserves	$61,080	$1,418,806	$200,104	$1,679,990	$604,380	$808,290	$64,366	$1,477,036	$3,157,026

Case reserves / Total reserves	49.7%	19.5%	91.4%	29.2%	56.0%	31.8%	12.1%	40.8%	34.6%

IBNR / Total reserves	50.3%	80.5%	8.6%	70.8%	44.0%	68.2%	87.9%	59.2%	65.4%

ENDURANCE SPECIALTY HOLDINGS LTD.
SHAREHOLDER RETURN ANALYSIS

	YEARS ENDED DECEMBER 31,					INCEPTION TO
	2010	2009	2008	2007	2006	DEC. 31, 2010
Income and Return on Equity:
Net income available to common and participating common shareholders	$349,238	$520,604	$83,121	$505,607	$482,626	$2,439,082

Operating income available to common and participating common shareholders	330,035	505,202	182,539	525,450	485,409	2,521,245

Average Shareholders’ equity [a]	2,617,718	2,297,283	2,159,771	2,205,067	1,885,209	1,923,027

Net income return on average equity	13.3%	22.7%	3.8%	22.9%	25.6%	14.1	% [c]
Operating return on average equity	12.6%	22.0%	8.5%	23.8%	25.7%	14.6	% [c]

Book value and dividends per share:
Dilutive book value per common share (treasury stock method)	$52.74	$44.61	$33.06	$35.05	$28.87	$52.74

Dividends paid per share	1.00	1.00	1.00	1.00	1.00	7.13

Change in diluted book value per common share	18.2%	34.9%	(5.7)%	21.4%	24.6%	19.1	% [c]

Total return to common shareholders [b]	20.5%	38.0%	(2.8)%	24.9%	28.9%	23.2	% [c]

[a]	Excludes the $200 million liquidation value of the preferred shares.

[b]	Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.

[c]	Represents average non-compounded annual returns since December 31, 2001.

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES FOR EPS CALCULATION — TWO CLASS METHOD

	QUARTERS ENDED		YEARS ENDED
	DEC. 31,		DEC. 31,
	2010	2009	2010	2009

DILUTIVE SHARES OUTSTANDING:
Average market price per share	$43.49	$37.01	$39.04	$30.94

AS REPORTED
Basic weighted average common shares outstanding (1)	47,385	55,171	50,882	55,929

Add: weighted avg. unvested restricted share units	18	29	18	28
Weighted average exercise price per share	—	—	—	—
Proceeds from unrecognized restricted share unit expense	$239	$518	$239	$518
Less: restricted share units bought back via treasury method	(5)	(14)	(7)	(17)

Add: weighted avg. dilutive warrants outstanding	2,986	2,996	2,990	3,711
Weighted average exercise price per share	$12.87	$13.87	$12.87	$13.87
Less: warrants bought back via treasury method	(884)	(1,123)	(986)	(1,664)

Add: weighted avg. dilutive options outstanding	1,294	1,801	1,424	1,933
Weighted average exercise price per share	$16.50	$16.60	$16.27	$16.74
Proceeds from unrecognized option expense	—	—	—	—
Less: options bought back via treasury method	(491)	(808)	(593)	(1,046)

Weighted average dilutive shares outstanding	50,303	58,052	53,728	58,874

Notes:	(1) Excludes unvested restricted shares outstanding which are considered participating securities under the two-class method for calculation of EPS.

ENDURANCE SPECIALTY HOLDINGS LTD.
EARNINGS PER SHARE INFORMATION — TWO CLASS METHOD

	QUARTERS ENDED DEC. 31,		YEARS ENDED DEC. 31,
	2010	2009	2010	2009

Net income	$111,228	$154,825	$364,738	$536,104
Less preferred dividends	(3,875)	(3,875)	(15,500)	(15,500)

Net income available to common and participating common shareholders	$107,353	$150,950	$349,238	$520,604

Less amount allocated to participating common shareholders [a]	(2,036)	(2,409)	(6,595)	(9,104)

Net income allocated to common shareholders	$105,317	$148,541	$342,643	$511,500

Denominator:
Weighted average shares — basic
Outstanding	47,385	55,158	50,880	55,909
Vested restricted share units	—	13	2	20

	47,385	55,171	50,882	55,929

Share Equivalents
Warrants	2,102	1,873	2,004	2,047
Options	803	993	831	887
Restricted share units	13	15	11	11

Weighted average shares — diluted	50,303	58,052	53,728	58,874

Basic earnings per common share	$2.22	$2.69	$6.73	$9.14

Diluted earnings per common share	$2.09	$2.56	$6.38	$8.69

[a]
Represents earnings attributable to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method.

ENDURANCE SPECIALTY HOLDINGS LTD.
OPERATING INCOME RECONCILIATION
EARNINGS PER SHARE INFORMATION — TWO CLASS METHOD

	Two-Class Method		Two-Class Method
	QUARTERS ENDED DEC. 31,		YEARS ENDED DEC. 31,
	2010	2009	2010	2009
Net income	$111,228	$154,825	$364,738	$536,104
(Less) Add after-tax items:
Net foreign exchange losses (gains)	3,496	1,116	(2,967)	(29,372)
Net realized (gains) losses on investments sales	(7,176)	(3,262)	(20,180)	(6,281)
Net impairment losses recognized in earnings	712	984	3,944	20,251

Operating income before preferred dividends	$108,260	$153,663	$345,535	$520,702
Preferred dividends	(3,875)	(3,875)	(15,500)	(15,500)

Operating income available to common and participating common shareholders	$104,385	$149,788	$330,035	$505,202
Less amount allocated to participating common shareholders [a]	(1,980)	(2,391)	(6,235)	(8,836)

Operating income allocated to common shareholders	$102,405	$147,397	$323,800	$496,366

Weighted average common shares outstanding
Basic	47,385	55,171	50,882	55,929
Dilutive	50,303	58,052	53,728	58,874

Basic per common share data
Net income allocated to common shareholders	$2.22	$2.69	$6.73	$9.14
(Less) Add after-tax items:
Net foreign exchange losses (gains)	0.07	0.02	(0.05)	(0.53)
Net realized (gains) losses on investments sales	(0.15)	(0.06)	(0.40)	(0.11)
Net impairment losses recognized in earnings	0.02	0.02	0.08	0.37

Operating income allocated to common shareholders	$2.16	$2.67	$6.36	$8.87

Diluted per common share data
Net income allocated to common shareholders	$2.09	$2.56	$6.38	$8.69
(Less) Add after-tax items:
Net foreign exchange losses (gains)	0.07	0.02	(0.05)	(0.49)
Net realized (gains) losses on investments sales	(0.14)	(0.06)	(0.37)	(0.11)
Net impairment losses recognized in earnings	0.02	0.02	0.07	0.34

Operating income allocated to common shareholders	$2.04	$2.54	$6.03	$8.43

[a]
Represents earnings attributable to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method.

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES SENSITIVITY ANALYSIS

DILUTIVE SHARES OUSTANDING
Market Price per Share
$42.00	$43.00	$44.00	$45.00	$46.00	$47.00	$48.00	$49.00	$50.00	$51.00	$52.00

50,086	50,119	50,151	50,180	50,210	50,236	50,263	50,289	50,312	50,336	50,358

ENDURANCE SPECIALTY HOLDINGS LTD.
BOOK VALUE PER SHARE

	DEC. 31,
	2010	2009
DILUTIVE COMMON SHARES OUTSTANDING:
Price per share at period end	$46.07	$37.23

AS-IF CONVERTED [a]
Basic common shares outstanding [b]	46,259	54,195

Add: unvested restricted shares and restricted share units	980	954

Add: dilutive warrants outstanding	2,986	2,996
Weighted average exercise price per share	$12.87	$13.87

Add: dilutive options outstanding	1,278	1,746
Weighted average exercise price per share	$16.50	$16.60

Book Value [c]	$2,648,153	$2,587,283
Add: proceeds from converted warrants	38,430	41,555
Add: proceeds from converted options	21,087	28,984

Pro forma book value	$2,707,670	$2,657,822

Dilutive shares outstanding	51,503	59,891

Basic book value per common share	$57.25	$47.74
Diluted book value per common share	$52.57	$44.38

DILUTIVE COMMON SHARES OUTSTANDING:
Price per share at period end	$46.07	$37.23

TREASURY STOCK METHOD
Basic common shares outstanding [b]	46,259	54,195

Add: unvested restricted shares and restricted share units	980	954

Add: dilutive warrants outstanding	2,986	2,996
Weighted average exercise price per share	$12.87	$13.87
Less: warrants bought back via treasury method	(834)	(1,116)

Add: dilutive options outstanding	1,278	1,746
Weighted average exercise price per share	$16.50	$16.60
Less: options bought back via treasury method	(458)	(779)

Dilutive shares outstanding	50,211	57,996

Basic book value per common share	$57.25	$47.74
Diluted book value per common share	$52.74	$44.61

[a]
The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding

[b]	Basic common shares includes vested restricted share units.

[c]	Excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
REGULATION G
In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 32 for a reconciliation of operating income to net income.
Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.
The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 34 for a reconciliation of diluted book value per common share to basic book value per common share.